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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): September 28, 2007
                             ______________________

                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                    1-11152                  23-1882087
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



781 Third Avenue, King of Prussia, Pennsylvania               19406-1409
    (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.
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     InterDigital  Communications,  LLC and InterDigital  Technology Corporation
(collectively, "InterDigital") today filed a motion for leave to file an amended complaint with the International Trade Commission (ITC) to add a claim of infringement on a third InterDigital patent in an action previously instituted against Nokia Corporation and Nokia Inc. (collectively, "Nokia") in the ITC (Investigation No. 337-TA-613). In addition, InterDigital also filed an amended complaint with the United States District Court for the District of Delaware ("Delaware District Court") to add a claim of infringement of a third InterDigital patent in an action previously brought by InterDigital against Nokia in the Delaware District Court.

     Specifically, in both the ITC and the Delaware District Court amended complaints, InterDigital asserts that Nokia's 3G HSDPA products, such as Nokia's N95 (also known as N95-3) handset, infringe this third InterDigital patent. InterDigital's original complaint with the ITC continues to allege that Nokia engaged in an unfair trade practice by making for importation into the United States, importing, and selling after importation certain 3G handsets and components that infringe two of InterDigital's patents. InterDigital's original complaint with the Delaware District Court continues to allege that Nokia's 3G mobile handsets and components infringe the same patents identified in InterDigital's ITC complaint.

     InterDigital continues to seek an exclusion order with the ITC that operates to bar from entry into the U.S. infringing 3G mobile handsets and components that are imported by or on behalf of Nokia, as well as a cease-and-desist order to bar further sales of infringing Nokia products that have already been imported into the United States.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERDIGITAL, INC.


                                  By: /s/ Lawrence F. Shay
                                      ------------------------------------------
                                      Lawrence F. Shay
                                      Chief Legal Officer and Government Affairs



Date:  September 28, 2007